Exhibit 10.2

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
AND FIRST AMENDMENT TO PLEDGE AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT (this “Amendment”) is made and entered into as of the 5th day of June, 2018, by and among ATLANTICUS HOLDINGS CORPORATION, a Georgia corporation, as Borrower (“Borrower”), certain Subsidiaries of Borrower as guarantors (“Guarantors”, and together with the Borrower, the “Credit Parties” and each, a “Credit Party”), and DOVE VENTURES, LLC, a Nevada limited liability company, as lender (together with any successors or assigns thereto, “Lender”).

W I T N E S S E T H:

WHEREAS, Credit Parties and Lender are parties to a certain Loan and Security Agreement dated as of November 26, 2014, as amended by a certain First Amendment to Loan and Security Agreement dated as of November 23, 2015, by a certain Second Amendment to Loan and Security Agreement dated as of November 22, 2016 and by a certain Third Amendment to Loan and Security Agreement dated as of November 22, 2017 (as so amended, the “Loan Agreement”), pursuant to which, among other things, Lender has made two separate term loans to Borrower, each in the principal amount of Twenty Million Dollars ($20,000,000) (the “Term Loans”); and

WHEREAS, the Credit Parties request that Lender amend the Loan Agreement as set forth herein and Lender is willing to grant such request, subject to the terms and conditions hereof; and

NOW, THEREFORE, for and in consideration of the premises, the terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms. Defined terms used herein, as indicated by the initial capitalization thereof, shall have the same respective meanings ascribed to such terms in the Loan Agreement unless otherwise specifically defined herein.
2.Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
(a)Section 1.1 of the Loan Agreement is amended by amending and restating the definition of “Guarantors” in its entirety as follows:
“Guarantors” means, collectively, CIAC Corporation, a Nevada corporation, Wilton Acquisitions, LLC, a Georgia limited liability company, CC Serve Corporation, a Georgia corporation, Access Financing, LLC, a Georgia limited liability company, and Mobile Tech Investments, LLC, a Georgia limited liability company, and “Guarantor” means any one of them.
(b)Section 1.1 of the Loan Agreement is amended by amending and restating the definition of “Excluded Stock” in its entirety as follows:
“Excluded Stock” means the Stock of (a) Fortiva Funding III, LLC; (b) Fortiva Funding IV, LLC; (c) Atlanticus Funding II, LLC; (d) Atlanticus Funding IV, LLC; (e) CreditLogistics India Private Limited; (f) CCR Reinsurance Ltd.; (g) Perimeter Funding Corporation; (h) Perimeter Master Note Business Trust; (i) Atlanticus Services Corporation; (j) Stock of any Subsidiary not organized or formed under the laws of the United States or of any State thereof, to the extent such Stock exceeds 65% of the outstanding voting Stock of such

Subsidiary and (k) any other Subsidiary which approves in writing as constituting Excluded Stock.
3.Amendments to Pledge Agreement. The Loan Agreement is hereby amended by amending and restating the definition of “Excluded Equity Interest” in its entirety as follows:
“Excluded Equity Interests” shall mean any Equity Interests which constitute Excluded Stock under the Loan Agreement.
4.Release of Atlanticus Services Corporation. Lender hereby (a) hereby absolutely and unconditionally releases and discharges Atlanticus Services Corporation, a Georgia corporation (“ASC”) from any and all Guaranteed Obligations and all other obligations and liabilities (accrued or unaccrued) of ASC to the Lender under the Loan Agreement and any other Loan Document; (b) absolutely and unconditionally releases the security interest granted by ASC pursuant to the Loan Agreement and any other Loan Document; (c) acknowledges and agrees that all of its liens on and security interests in ASC’s property (including, without limitation, that certain deposit account maintained by ASC at U.S. Bank, N.A. bearing account number 1-539-1064-3607) granted and assigned to the Lender pursuant to the Loan Agreement and any other Loan Document shall be deemed to have been terminated and released and be of no further force or effect, and (d) authorizes the filing of (i) the UCC-3 termination statement in the form attached hereto as Exhibit A with respect to ASC and (ii) the UCC-3 amendments in the form attached hereto as Exhibit B with respect to Access Funding, LLC.

5.Consent. To the extent prohibited by the provisions of Section 7 (Negative Covenants) of the Loan Agreement or any other provision of the Loan Agreement or any Loan Documents, Lender hereby irrevocably consents to the transactions contemplated by (a) that certain Master Indenture, dated as of February 8, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Master Indenture”) by and among Perimeter Master Note Business Trust, a Nevada business trust as issuer (“Issuer”), U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee”), and ASC, as servicer, (b) that certain Series 2017-One Indenture Supplement, dated as of February 8, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Series 2017-One Indenture Supplement”) by and among the Issuer, the Indenture Trustee, and ASC, as servicer, (c) that certain Series 2018-One Indenture Supplement, dated on or about the date hereof (as amended, restated, supplemented and/or otherwise modified from time to time, the “2018-One Indenture Supplement”), by and among the Issuer, the Indenture Trustee, and ASC, as servicer, (d) that certain Receivables Purchase Agreement, dated as of February 8, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Purchase Agreement”), by and among Fortiva Funding, LLC, a Georgia limited liability company (“Fortiva”), as seller and Perimeter Funding Corporation, a Nevada corporation (“Perimeter”), as purchaser, and (e) that certain Transfer and Servicing Agreement, dated as of February 8, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Transfer Agreement”) by and among Perimeter, as transferor, the Issuer, ASC, as servicer, and the Indenture Trustee.

6.Representations and Warranties; No Default. The Credit Parties hereby jointly and severally represent and warrant to the Lender as follows:
(a)all of the representations and warranties of the Credit Parties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects (or, to the extent such representation or warranty is qualified as to materiality, remain true and correct) on and as of the date hereof as fully as though such representations and warranties had been made on the date hereof; provided that each reference to the Loan Agreement therein shall be deemed to be a reference to the Loan Agreement after giving effect to this Amendment; and

(b)on and as of the date of this Amendment and after giving effect to the waivers contained herein, no Default or Event of Default has occurred and is continuing under the Loan Agreement.

7.Guarantor Reaffirmation. Each Guarantor hereby consents to and approves all of the terms of this Amendment, including, but not limited to, the release of ASC in Section 4 above (the “ASC Release”) and further, after giving effect to this Amendment and the ASC Release (a) reaffirms all of its covenants, agreements, indebtedness, liabilities and obligations under the Loan Agreement and the other Loan Documents to which it is a party, (b) reaffirms the guaranty by such Guarantor of the Obligations and the grant of Liens in all of such Guarantor’s interests in the Collateral owned by it as security for the payment and performance of the Obligations, (c) agrees that notwithstanding the effectiveness of this Amendment, the ASC Release or the transactions contemplated thereby, all such covenants, agreements, indebtedness, liabilities, obligations guaranty, grant of Liens and the terms of the Loan Documents to which it is a party are not impaired or affected in any manner whatsoever (except to the extent expressly modified or waived pursuant to this Amendment) and shall continue to be in full force and effect and shall continue to secure all Obligations, and (d) agrees that the Loan Documents to which it is a party shall and do remain in full force and effect.

8.Expenses. Borrower agrees to pay, immediately upon demand by Lender, all costs, expenses, attorneys' fees, and other charges and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and other instrument, document, agreement or amendment executed in connection with this Amendment.

9.Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein or in any document executed in conjunction herewith, shall constitute an Event of Default under the Loan Documents and Lender shall be entitled to exercise all rights and remedies it may have under the Loan Agreement, any of the other Loan Documents and applicable law.

10.Conditions Precedent. This Amendment shall not become effective until executed and delivered by Lender and a duly authorized officer of each Credit Party.

11.References in Loan Documents. All references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement as amended hereby and as the same may hereafter be amended from time to time.

12.No Claims, Offset. The Credit Parties hereby represent, warrant, acknowledge and agree to and with Lender that (a) no Credit Party holds or claims any right of action, claim, cause of action or damages, either at law or in equity, against Lender which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Loan Agreement and the Loan Documents or which are based upon acts or omissions of Lender in connection therewith and (b) the Obligations are absolutely owed to Lender, without offset, deduction or counterclaim.

13.No Novation. The terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish any debt or security interest created pursuant to the Loan Agreement. Instead, it is the express intention of the parties hereto to affirm the Loan Agreement and the security created thereby.

14.Limitation of Amendment. Except as expressly set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Loan Agreement or any of the other Loan Documents, each of which is hereby ratified and reaffirmed, and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

15.Loan Document. This Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.

16.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and any facsimile copy of any such executed signature page shall be valid as an original.

17.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Notwithstanding any other language to this Amendment or the Loan Agreement, any one of the Lenders may at any time assign all or any portion of its rights under the Loan Agreement, as amended hereby, and the Notes, as replaced and substituted pursuant to the Loan Agreement, as amended hereby, in accordance with Section 12.3 of the Loan Agreement.

18.Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

19.Further Assurances. Each Credit Party agrees to take such further action as Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement.

20.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Nevada.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER:
ATLANTICUS HOLDINGS CORPORATION
By: /s/ William R. McCamey
William R. McCamey Chief Financial Officer

GUARANTORS:
ACCESS FINANCING, LLC
By: /s/Brian Stone
Name: Brian Stone Title: President

CC SERVE CORPORATION
By: /s/Rosalind T. Drakeford
Name: Rosalind T. Drakeford Title: Secretary

CIAC CORPORATION
By: /s/Mitch Saunders
Name: Mitch Saunders Title: Treasurer

MOBILE TECH INVESTMENTS, LLC
By: /s/Brian Stone
Name: Brian Stone Title: President

WILTON ACQUISITIONS, LLC
By: /s/Jeffrey A. Howard
Name: Jeffrey A. Howard Title: Manager

[Signature continue on following page]

LENDER:
DOVE VENTURES, LLC, as Lender By: Bravo Two Company, Inc., its Manager By: /s/ Joshua C. Miller Joshua C. Miller Assistant Secretary

Exhibit A

Atlanticus Services Corporation
Termination Statement
[See Attached]

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Troutman Sanders LLP
600 Peachtree Street NE
Suite 3000
Atlanta, GA 30308
Attn: Hazen Dempster

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
028-2014-002553 11/25/2014

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☑ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR
6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
OR
7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
DOVE VENTURES, LLC
OR
9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filing Office: Clerk of the Superior Court of Cherokee County, GA (Debtor: ATLANTICUS SERVICES CORPORATION)

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

Exhibit B

Access Financing, LLC
UCC-3 Amendments
[See Attached]

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Troutman Sanders LLP
600 Peachtree Street NE
Suite 3000
Atlanta, GA 30308
Attn: Hazen Dempster

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
028-2014-002554 11/25/2014

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☑ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☑ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

All assets of the Debtor whether now owned or hereafter acquired and wherever located excluding, however, equity interests in the following entities: Fortiva Funding III, LLC; Fortiva Funding IV, LLC; Atlanticus Funding II, LLC; Atlanticus Funding IV, LLC; Perimeter Funding Corporation and Perimeter Master Note Business Trust.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
DOVE VENTURES, LLC

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filing Office: Clerk of the Superior Court of Cherokee County, GA (Debtor: ACCESS FINANCING, LLC)

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Troutman Sanders LLP
600 Peachtree Street NE
Suite 3000
Atlanta, GA 30308
Attn: Hazen Dempster

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
0602014-05326 6/30/2014

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
OR 7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX
7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☑ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☑ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

All assets of the Debtor whether now owned or hereafter acquired and wherever located excluding, however, equity interests in the following entities: Fortiva Funding III, LLC; Fortiva Funding IV, LLC; Atlanticus Funding II, LLC; Atlanticus Funding IV, LLC; Perimeter Funding Corporation and Perimeter Master Note Business Trust.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor
9a. ORGANIZATION'S NAME
BRAVO VENTURES, LLC
OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filing Office: Clerk of the Superior Court of Fulton County, GA (Debtor: ACCESS FINANCING, LLC)

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)